================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement                [ ] Confidential, for Use of the
[ ] Definitive Additional Materials               Commission Only (as permitted)
[ ] Soliciting Material Pursuant to               by Rule 14a-6(e)(2)
    Rule 14a-11(c) or Rule 14a-12


                              HOMEFED CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        Not applicable
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies: Not applicable.
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:  Not applicable.
        ------------------------------------------------------------------------
    (5) Total Fee Paid:  Not applicable.
        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:  Not applicable.
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:  Not applicable.
        ------------------------------------------------------------------------
    (3) Filing Party:  Not applicable.
        ------------------------------------------------------------------------
    (4) Date Filed:  Not applicable.
        ------------------------------------------------------------------------

                                                              November 18, 1999
76830.0194

                               HOMEFED CORPORATION

                                1903 WRIGHT PLACE
                                    SUITE 220
                           CARLSBAD, CALIFORNIA 92008

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 14, 1999

                            ------------------------

                                                               November 22, 1999

To Our Common Stockholders:

           You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of HomeFed Corporation (the "Company") to be held on December 14, 1999, at 2:00 p.m., at Grand Pacific Palisades Resort and Hotel, 5805 Armada Drive, Carlsbad, California 92008, Ballroom A:

           1. To elect six Directors.

           2. To consider and vote upon a proposal to approve the Company's 1999 Stock Incentive Plan.

           3. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the Consolidated Financial Statements of the Company and its subsidiaries for the year ended December 31, 1999.

           4. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

           We will be giving a tour of our San Elijo Hills project for interested Stockholders. The tour will begin at 11:00 a.m. on the morning of the Annual Meeting and will last approximately two hours. If you would like to take this tour, please call Hale Yahyapour at (760) 602-3787, before December 6, 1999 to reserve a place on the tour for you and one invited guest. The tour will depart from the Grand Pacific Palisades Resort and Hotel. For directions to the hotel, please call Hale Yahyapour at (760) 602-3787.

           Only holders of record of the Company's common stock at the close of business on November 17, 1999 will be entitled to notice of and to vote at the Meeting. Please sign, date and mail the enclosed proxy so that your shares may be represented at the Meeting if you are unable to attend and vote in person.

                                             By Order of the Board of Directors.

                                                      CORINNE A. MAKI
                                                         Secretary

                               HOMEFED CORPORATION

                                1903 WRIGHT PLACE
                                    SUITE 220
                           CARLSBAD, CALIFORNIA 92008

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                             -----------------------

                                                               November 22, 1999

           This Proxy Statement is being furnished to the Stockholders (the "Stockholders") of HomeFed Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on December 14, 1999 and at any adjournments thereof.

           At the Meeting, Stockholders will be asked:

           1. To elect six Directors.

           2. To consider and vote upon a proposal to approve the Company's 1999 Stock Incentive Plan.

           3. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the Consolidated Financial Statements of the Company and its subsidiaries for the year ended December 31, 1999.

           4. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

           The Board of Directors has fixed the close of business on November 17, 1999 as the record date (the "Record Date") for the determination of the holders of the Company's common stock, par value $.01 per share (the "Common Stock") entitled to notice of and to vote at the Meeting. Each such Stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on November 17, 1999, there were 56,557,826 shares of Common Stock entitled to vote.

           This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Stock on or about November 22, 1999.

                                   THE MEETING

DATE, TIME AND PLACE

           The Meeting will be held on December 14, 1999, at 2:00 p.m., local time, at Grand Pacific Palisades Resort and Hotel, 5805 Armada Drive, Carlsbad, California 92008, Ballroom A.

MATTERS TO BE CONSIDERED

           At the Meeting, Stockholders will be asked to consider and vote to elect six Directors, to approve the 1999 Stock Incentive Plan and to ratify the selection of independent auditors. See "ELECTION OF DIRECTORS," "PROPOSED 1999 STOCK OPTION PLAN" and "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS." The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

           Stockholders as of the Record Date (i.e., the close of business on November 17, 1999) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 56,557,826 shares of the Common Stock outstanding and entitled to vote, with each share entitled to one vote.

REQUIRED VOTES

           Election of Directors. Under Delaware law, the affirmative vote of the holders of a plurality of the Common Stock present and entitled to vote on the election of Directors at the Meeting is required to elect each Director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. For purposes of the election of Directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted toward the presence of a quorum.

           1999 Stock Incentive Plan. Under Delaware law, the affirmative vote of the holders of a majority of the Common Stock present and entitled to vote on the matter is required to approve the 1999 Stock Incentive Plan. Broker non-votes (which occur when brokers submit proxies that do not indicate votes for proposals because they lack discretionary authority and have not received voting instructions) are not counted in determining the stock entitled to vote on the matter in connection with the approval of the 1999 Stock Incentive Plan, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares in respect of which the majority is calculated. Abstentions are counted as shares "entitled to vote" at the Meeting in determining both the presence of a quorum and the existence of a majority and, consequently, have the effect of a vote "against" any matter as to which they are specified.

           Other Matters. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors is being submitted to Stockholders because the Board of Directors believes that such action follows sound corporate practice and is in the best interests of the Stockholders. If the Stockholders do not ratify the selection by the affirmative vote of the holders of a majority of the Common Stock present and entitled to vote on the matter, the selection of independent auditors will be reconsidered by the Board. If the Stockholders ratify the selection, the Board, in its discretion, may still direct the appointment of new independent auditors at any time during the year if the Board believes that such a change would be in the best interests of the Company and its Stockholders. Broker non-votes are not counted in determining the stock entitled to vote on the matter in connection with the ratification of auditors, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. Abstentions are counted as shares "entitled to vote" at the Meeting in determination of the presence of a quorum and have the effect of a vote "against" any matter as to which they are specified.

           Ian M. Cumming, a Director, beneficially owns 7,837,609 or approximately 13.9% of the Common Stock outstanding at the Record Date; Joseph
S. Steinberg, a Director, beneficially owns 7,189,280 or approximately 12.7% of the Common Stock outstanding at the Record Date; and two trusts for the benefit of Mr. Steinberg's children (the "Steinberg Children Trusts") beneficially own 893,258 or approximately 1.6% of the Common Stock outstanding at the Record Date. Mr. Steinberg disclaims beneficial ownership of the Common Stock held by the Steinberg Children Trusts. The Cumming Foundation and the Joseph S. and Diane H. Steinberg 1992 Charitable Trust, private charitable foundations independently established by Messrs. Cumming and Steinberg, respectively, beneficially own 73,297 or approximately 0.1% and 23,815 (less than 0.1%) of the Common Stock outstanding at the Record Date, respectively. Mr. Cumming and Mr. Steinberg each disclaims beneficial ownership of the Common Stock held by their respective private charitable foundations. Messrs. Cumming and Steinberg have advised the Company that they intend to cause all Common Stock that they beneficially own and all Common Stock beneficially owned by their charitable foundations to be voted in favor of each nominee named herein, in favor of approval of the 1999 Stock Incentive Plan and in favor of ratification of the selection of independent auditors. In addition to Messrs. Cumming and Steinberg, all other Directors and officers of the Company beneficially own less then 0.1% of the Common Stock outstanding at the Record Date.

VOTING AND REVOCATION OF PROXIES

           Stockholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for Director named herein, FOR approval of the 1999 Stock Incentive Plan and FOR ratification of the selection of independent auditors.

           Any proxy signed and returned by a Stockholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

PROXY SOLICITATION

           The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, Directors, officers and regular employees of the Company may solicit proxies from Stockholders by telephone, telegram, personal interview or otherwise. Such Directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. In addition, the Company has engaged Innisfree M&A Incorporated as solicitation agent for the Meeting. The Company has agreed to pay $5,000 plus expenses for these services. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

INDEPENDENT AUDITORS

           The Company has been advised that representatives of PricewaterhouseCoopers LLP, the Company's independent auditors for 1998, will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                              ELECTION OF DIRECTORS

           At the Meeting, six Directors are to be elected to serve until the next Meeting or until their successors are elected and qualified. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote FOR the six nominees named by the Board of Directors and listed on the following table. The Board of Directors does not expect that any of the nominees will be unavailable for election as a Director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Company may propose. The following information is as of November 17, 1999.


                                                       Age, period served as Director, other business
Name and present position                              experience during the last five years and
if any with the Company                                family relationships
------------------------                               ----------------------------------------------
Paul J. Borden,
   President.................................      Mr. Borden, 50, has served as a Director and President of the Company since May
                                                   1998.  Mr. Borden has been a Vice President of Leucadia National Corporation, a diversified financial services holding company  ("Leucadia") since August 1988, responsible for overseeing many of Leucadia's real estate investments.
                                                   Mr. Borden has also served as a Vice President of Leucadia Financial Corporation
                                                   ("Leucadia Financial"), a subsidiary of Leucadia.

Patrick D. Bienvenue.........................      Mr. Bienvenue, 44, has served as a Director of the Company since 1998 and has been President of Leucadia Financial since June 1998.  Since January 1996,
                                                   Mr. Bienvenue has been President of Rosemary Beach Land Company, a subsidiary of
                                                   Leucadia and, from 1992 until December 1995, he was President and Chief Executive
                                                   Officer of Torwest Inc., a property development and investment company.

Timothy M. Considine.........................      Mr. Considine, 58, has served as Chairman of the Board and a Director of the
                                                   Company since 1992 and has been Managing Partner of Considine and Considine, an accounting firm in San Diego, California, since 1969.

Ian M. Cumming...............................      Mr. Cumming, 59, has served as a Director of the Company since May 1999 and has been a Director and Chairman of the Board of Leucadia since June 1978.  He is also Director of Allcity Insurance Company, a property and casualty insurance company that is approximately 90% owned by Leucadia, MK Gold, a precious metals mining company that is approximately 72% owned by Leucadia and Skywest, Inc., a
                                                   Utah-based regional air carrier.

Michael A. Lobatz............................      Dr. Lobatz, 50, has served as a Director of the Company since February 1995 and has been a practicing physician in San Diego, California since 1981.

Joseph S. Steinberg..........................      Mr. Steinberg, 55, has served as a Director of the Company since August 1998.
                                                   Mr. Steinberg has been President of Leucadia since December 1978 and a Director of Leucadia since January 1979.  He is also Director of Allcity Insurance
                                                   Company, MK Gold and Jordan Industries, Inc., a company that owns and manages manufacturing companies, and is approximately 10% owned by Leucadia.


     The Board of Directors recommends a vote FOR the above-named nominees.

                             INFORMATION CONCERNING
                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

MEETINGS AND COMMITTEES

           During 1998, the Board of Directors held ten meetings and took action on one other occasion. There are no standing committees of the Board.



           All Directors attended at least 75% of the meetings of the Board and committees of the Board on which they served, except for Messrs. Bienvenue and Steinberg, who were each unable to attend one of three meetings subsequent to his appointment as a Director.



                  PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES

           Set forth below is certain information as of November 17, 1999 with respect to the beneficial ownership of Common Stock by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock (the Company's only class of voting securities), (ii) each Director and nominee for Director, (iii) the current executive officer named in the Summary Compensation Table under "Executive Compensation," (iv) the Steinberg Children Trusts and private charitable foundations established by Mr. Cumming and Mr. Steinberg and (v) all executive officers and Directors of the Company as a group.


                                                         Number of Shares
Name and Address                                           and Nature of                 Percent
of Beneficial Owner                                    Beneficial Ownership             of Class
-------------------                                    --------------------             --------
Patrick D. Bienvenue..................................        -                             -
Paul J. Borden........................................        5,783                         *
Timothy M. Considine..................................        4,859  (a)                    *
Ian M. Cumming........................................    7,837,609  (b)(c)               13.9%
Michael A. Lobatz.....................................        -                             -
Curt R. Noland........................................        -                             -
Joseph S. Steinberg...................................    7,189,280  (c)(d)               12.7%
Corinne A. Maki.......................................        -                             -
The Steinberg Children Trusts.........................      893,258  (e)                  1.6%
Cumming Foundation....................................       73,297  (f)                  0.1%
The Joseph S. and Diane H. Steinberg
     1992 Charitable Trust............................       23,815  (g)                    *
All Directors and executive officers
   as a group (8 persons).............................   15,037,531                       26.6%

-------------------
*  Less than 0.1%.

(a)        Includes 4,859 shares held by the Considine and Considine Retirement
           Plan. Mr. Considine is the Managing Partner of Considine and
           Considine, an accounting firm in San Diego, California.


                                       5


(b)        Includes 211,319 shares of Common Stock (0.4%) beneficially owned by
           Mr. Cumming's wife (directly and through trusts for the benefit of Mr. Cumming's children of which Mr. Cumming's wife is trustee) as to which Mr. Cumming may be deemed to be the beneficial owner.

(c) Messrs. Cumming and Steinberg have an oral agreement pursuant to which they will consult with each other as to the election of a mutually acceptable Board of Directors of the Company.

           The business address for Messrs. Cumming and Steinberg is c/o
           Leucadia National Corporation, 315 Park Avenue South, New York, New
           York 10010.

(d) Includes 36,761 shares of Common Stock (less than 0.1%) beneficially owned by his wife and daughter as to which Mr. Steinberg may be deemed to be the beneficial owner.

(e) Mr. Steinberg disclaims beneficial ownership of the Common Stock held by the Steinberg Children Trusts.

(f) Mr. Cumming is a trustee and President of the foundation and disclaims beneficial ownership of the Common Stock held by the foundation.

(g) Mr. Steinberg and his wife are trustees of the trust. Mr. Steinberg disclaims beneficial ownership of the Common Stock held by the trust.



           As of November 17, 1999, Cede & Co. held of record 44,491,683 shares of Common Stock (approximately 78.7% of the total Common Stock outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.



                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

           Set forth below is certain information with respect to the cash compensation paid by the Company to Patricia A. Wood, its former President and chief executive officer, who resigned effective May 18, 1998, for services in all capacities to the Company and its subsidiaries during the years ended 1998, 1997 and 1996. The services of the Company's current President and chief executive officer, Paul J. Borden, are provided to the Company pursuant to an Administrative Services Agreement with Leucadia Financial. As a result, Mr. Borden receives compensation from Leucadia and does not receive any compensation from the Company. See "Certain Relationships and Related Transactions." No other officer or employee of the Company received a total annual salary and bonus in excess of $100,000 during these periods.

-------------------------------------------------------------------------------

               Name and             Year        Salary         Bonus
          Principal Position                     ($)            ($)

-------------------------------------------------------------------------------
Paul J. Borden,                     1998           -             -
President (1)

Patricia A. Wood,                   1998        11,500           -
President                           1997        26,000          780
                                    1996        24,000          780

(1) Mr. Borden is a Vice President of Leucadia and receives compensation from Leucadia.


                            COMPENSATION OF DIRECTORS

           In 1998, Directors who are also employees of the Company or Leucadia received no remuneration for services as a member of the Board or any committee of the Board. In 1998, each Director who was not an employee of the Company or Leucadia was paid $9,000 for attendance at regular meetings of the Board of Directors. Mr. Considine and Dr. Lobatz also served on a special committee of Directors unaffiliated with Leucadia (the "Special Committee") that was formed to consider the San Elijo Hills development management agreement referred to under "--Certain Relationships and Related Transactions." For their services on this committee, Mr. Considine and Dr. Lobatz each received additional fees of $20,000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           From the time of the Company's emergence from chapter 11 bankruptcy protection in July 1995 through August 25, 1998, Leucadia owned approximately 41.2% of the outstanding Common Stock. On August 25, 1998, a trust was formed for the benefit of Leucadia shareholders on August 25, 1998 to hold this 41.2% interest. Under the terms of the trust agreement, Mr. Joseph S. Steinberg, a Director of the Company, as well as a Director and President of Leucadia, and Mr. Ian M. Cumming, a Director of the Company, as well as Chairman of the Board of Leucadia, jointly had the right to vote any shares of the Common Stock held by the trust. On July 8, 1999, the trust increased its interest in the Common Stock to 89.6% as described below. On October 8, 1999, the trust distributed all of the Common Stock that it held to its beneficiaries.

           Set forth below is information concerning agreements or relationships between the Company and Leucadia and its subsidiaries.

DEVELOPMENT AGREEMENT

           In March 1998, the Special Committee considered a proposal from Leucadia that the Company enter into an agreement to become development manager of San Elijo Hills, which will be a master planned community in San Diego County, California, of approximately 3,400 homes and apartments as well as commercial properties. The proposal included Leucadia's agreement to make equity financing available to the Company and to restructure the terms of the Company's outstanding $20,000,000 convertible collateralized note issued to Leucadia Financial. This committee, consisting of Mr. Considine and Dr. Lobatz, engaged consultants to evaluate the development proposal, performed substantial due diligence with respect to the proposal, negotiated the structure of the development proposal with Leucadia and recommended that the Board of Directors approve the development management agreement.

           In August 1998, upon approval of the Board of Directors, with Mr. Borden, a Leucadia Vice President as well as a Director of the Company, not voting, the Company entered into a development management agreement with a subsidiary of Leucadia. Under this development agreement, the Company became the development manager of San Elijo Hills. As development manager, the Company is responsible for the overall management of the project, including arranging financing, coordinating marketing and sales activity, and acting as construction manager. The development agreement provides that the Company will receive certain fees in connection with the project. These fees consist of marketing, field overhead and management service fees, which are based on a fixed percentage of gross revenues received by the project. The marketing and management service fees are expected to cover the Company's cost of providing these services. In addition, the development agreement provides for payment of a success fee to the Company in some instances, based on the net cash flow from the project, as determined in the development agreement, subject to a maximum success fee. Whether a success fee, if it is earned, will be paid to the Company prior to the conclusion of the project will be at the discretion of the project owner. To date, no money is payable to the Company under the development agreement.

AMENDED LOAN AGREEMENT

           The Company's chapter 11 plan of reorganization was funded principally by the issuance of a $20,000,000 convertible note to Leucadia Financial. As of August 14, 1998, in connection with the development agreement, the Company and Leucadia Financial entered into an Amended and Restated Loan Agreement, pursuant to which the original convertible note and the related loan agreement were restructured. The restructured note, dated August 14, 1998, is in the principal amount of approximately $26,500,000 including the principal amount of the original note and additions to principal resulting from accrued and unpaid interest, as allowed under the terms of the original note. The restructured note extends the maturity date from July 3, 2003 to December 31, 2004, reduces the interest rate from 12% to 6% and eliminates the convertibility feature of the original note. Interest only on the restructured note is paid quarterly and all unpaid principal is due on the date of maturity. From January 1, 1998 through September 30, 1999, the Company has paid approximately $3,349,000 in interest on the original note and the restructured note.

STOCK PURCHASE AGREEMENTS

           In August and October 1998, the Company entered into two stock purchase agreements with Leucadia. Under these agreements the Company agreed to sell a total of 46,557,826 additional shares of Common Stock to Leucadia for a total purchase price of $8,380,400 of which Leucadia advanced $6,710,300. In 1998, Leucadia assigned the stock purchase agreements to a trust formed for the benefit of its shareholders. On July 8, 1999, the trust purchased the 46,557,826 additional shares of Common Stock pursuant to the stock purchase agreements and, as a result, the trust owned 89.6% of the outstanding Common Stock. The 5,882,014 shares of Common Stock held by stockholders other than the trust prior to the distributions by the trust of Common Stock represent approximately 10.4% of the outstanding Common Stock. Under the terms of the trust agreement, the trust was required to distribute all of the Common Stock that it owned to its beneficiaries as promptly as possible following the stock purchases under the stock purchase agreements and the effectiveness of the related registration statement. Upon the distribution of Common Stock by the trust on October 8, 1999, Mr. Joseph S. Steinberg beneficially owned approximately 12.7%, and Mr. Ian M. Cumming beneficially owned approximately 13.9%, of the outstanding Common Stock.

OTAY LAND COMPANY, LLC

           In October 1998, the Company and Leucadia formed Otay Land Company, LLC ("Otay Land Company"). Through September 30, 1999, the Company invested $10,975,000 as capital and Leucadia invested $10,000,000 as a preferred capital interest. The Company is the manager of Otay Land Company. In 1998, Otay Land Company purchased approximately 4,800 acres of land that is part of a 22,900-acre project located south of San Diego, California, known as Otay Ranch, for approximately $19,500,000. Net income, if any, from this investment first will be paid to Leucadia until it has received an annual cumulative preferred return of 12% on, and repayment of, its preferred investment. Any remaining funds are to be paid to the Company. No amounts have been paid to Leucadia under this agreement.

ADMINISTRATIVE SERVICES AGREEMENT

           Since emerging from bankruptcy in 1995, administrative services and managerial support have been provided to the Company by Leucadia Financial. Under the current administrative services agreement, which extends through February 28, 2002, Leucadia Financial provides the services of Mr. Paul J. Borden, the Company's President, and Ms. Corinne A. Maki, the Company's Treasurer and Secretary. Mr. Borden and Ms. Maki each are officers of Leucadia Financial and Leucadia. The Company pays Leucadia an annual fee under this agreement of $296,101, payable in monthly installments, through February 29, 2000. A portion of this fee is allocable to Leucadia's cost of providing the services of Mr. Borden. No specific allocation has been made for providing the services of Ms. Maki. Future fees will be negotiated after that date. During 1998, the Company paid Leucadia Financial $58,000 for the provision of administrative services, and accrued $80,000 attributable to Leucadia's cost of providing Mr. Borden's services which was paid to Leucadia Financial during the first quarter of 1999. The Company has paid Leucadia Financial a total of $302,000 in administrative fees, including the 1998 accruals, for the nine-month period ended September 30, 1999, of which $180,000 is attributable to Leucadia's cost of providing Mr. Borden's services in 1999.

SILVERWOOD

           On February 27, 1998, the Company purchased 19 lots at the Silverwood project from Leucadia Financial for a purchase price of $500,000. On July 31, 1998, the Company sold its entire 97 lot interest in the Silverwood project for $3,033,000, less closing costs.

OFFICE SPACE

           The Company rents office space and furnishings from a subsidiary of Leucadia for a monthly amount equal to its share of the Leucadia subsidiary's cost for the space and furnishings. The agreement pursuant to which the space and furnishings are provided extends for a 6-year period, which coincides with the Leucadia subsidiary's occupancy of the space, and provides for a monthly rental of $15,400. Since January 1, 1998, the Company has accrued $153,000 in rental to the Leucadia subsidiary, of which $149,000 was paid through September 30, 1999.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS*

           The Board of Directors does not have a compensation committee and the Board of Directors as a whole determines the compensation to be paid to the executive officers of the Company who are Company employees. The Board of Directors considers a number of factors in establishing compensation for executive officers, including whether such executive officers receive compensation from any company engaged by the Company to perform administrative services for the Company. Other than Curt Noland, who joined the Company as a Vice President in October 1998, all of the executive officers of the Company are officers of Leucadia Financial, which provides administrative services for the Company pursuant to the Administrative Services Agreement referred to under "--Certain Relationship and Related Transactions" above. Mr. Borden, the President of the Company, did not receive any direct compensation from the Company. Ms. Wood, the former President of the Company who resigned effective May 18, 1998, was paid $11,500 from the Company in addition to compensation received from Leucadia Financial in her capacity as an employee of Leucadia Financial. In determining Ms. Wood's compensation, the Board of Directors considered her responsibilities as an officer and Director of the Company and the services she rendered to the Company.

           The foregoing report is submitted by Paul J. Borden, Patrick D. Bienvenue, Timothy M. Considine, Ian M. Cumming, Michael A. Lobatz and Joseph S. Steinberg.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who beneficially own more than ten percent of a registered class of the

----------
* The disclosure contained in this section of this Proxy Statement is not incorporated by reference into any filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporate filings or portions thereof (including this Proxy Statement or the "Executive Compensation" section of this Proxy Statement) without specific reference to the incorporation of this section of this Proxy Statement.

Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, Directors and greater than 10% beneficial shareholders, the Company believes that during the year ended December 31, 1998, all persons subject to the reporting requirements of
Section 16(a) filed the required reports on a timely basis.

                     STOCKHOLDER RETURN PERFORMANCE GRAPH**

           Set forth below is a graph comparing the cumulative total stockholder return on Common Stock against cumulative total return of the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and the Standard & Poor's Homebuilding Index (the "S&P Homebuilding Index") for the period commencing July 27, 1995 to December 31, 1998. Index data was furnished by Standard & Poor's Compustat Services, Inc. From October 1992 to July 1995, the Company was in bankruptcy and no information is available concerning the market price of the Common Stock during such period prior to July 1998.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF THE COMPANY, S&P 500 INDEX AND S&P INSURANCE INDEX

           The following graph assumes that $100 was invested on July 27, 1995 in each of the Common Stock, the S&P 500 Index and the S&P Homebuilding Index and that all dividends were reinvested.


                                [GRAPHIC OMITTED]

                                 INDEXED RETURNS
                                  YEARS ENDING

                                 BASE
                                PERIOD
COMPANY / INDEX                27-JUL-95    1995     1996      1997      1998
-------------------------------------------------------------------------------
THE COMPANY                       100      200.00   100.00     50.00    100.00
S&P HOMEBUILDING INDEX            100      119.32   108.81    174.10    212.43
S&P 500 INDEX                     100      110.15   135.44    180.63    232.25



----------
**         The disclosure contained in this section of the Proxy Statement is not incorporated by reference into any prior filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this Proxy Statement or the "Executive Compensation" section of this Proxy Statement).

                       PROPOSED 1999 STOCK INCENTIVE PLAN

           The Board of Directors recommends that the Stockholders approve the 1999 Stock Incentive Plan that was adopted by the Board of Directors on October 25, 1999. The 1999 Stock Incentive Plan is intended to afford Directors of the Company and certain officers and key employees of the Company, as well as certain officers and key employees of any subsidiary, parent, or affiliated corporation of the Company who are responsible for the continued growth of the Company (collectively, "Eligible Persons"), an opportunity to acquire a proprietary interest in the Company, thereby creating in such persons an increased interest in and a greater concern for the welfare of the Company. Under the 1999 Stock Incentive Plan, an affiliated corporation includes any entity providing managerial, administrative, consulting or advisory services to the Company, or any parent corporation or subsidiary corporation of such entity. Only those employees of an affiliated corporation who provide or have provided services to the Company will be considered eligible to receive grants under the 1999 Stock Incentive Plan.

           The Company, by means of the 1999 Stock Incentive Plan, seeks to retain the services of persons now holding Directorships and other key positions and to secure the services of persons capable of filling such positions. Two types of options ("Options") may be granted pursuant to the 1999 Stock Incentive
Plan: those intended to qualify as incentive stock options ("Incentive Options") within the meaning of Section 422(a) of the Internal Revenue Code of 1986, as amended (the "Code") and those not intended to satisfy the requirements for Incentive Options ("Non-Qualified Options"). See "Federal Income Tax Consequences" below. Stock appreciation rights ("Rights") may be granted alone or in conjunction with or in the alternative to Options. In addition, the 1999 Stock Incentive Plan provides that up to 250,000 shares of Common Stock may be awarded as "Restricted Stock" to Directors of the Company and other Eligible Persons to reward such individuals for their past service to the Company during the period from the Company's chapter 11 bankruptcy reorganization to the date of grant, and as an incentive to future service to the Company.

           The following summary of the 1999 Stock Incentive Plan is not intended to be complete and is qualified in its entirety by reference to the 1999 Stock Incentive Plan, a copy of which is attached as Annex A to this Proxy Statement.

           The 1999 Stock Incentive Plan covers an aggregate of 1,000,000 shares of Common Stock. It provides for the granting of Options or Rights to purchase or acquire in the aggregate, up to 750,000 shares of Common Stock, and for the granting of up to 250,000 shares of Restricted Stock (subject in each case to adjustment in the event of stock dividends, stock splits and other contingencies) (collectively, the "Shares"). Options may be granted, subject to the approval of the 1999 Stock Incentive Plan by the Stockholders (as described below), during the period from October 25, 1999 through October 24, 2009. Restricted Stock may only be awarded in 2000. The Shares with respect to which Options, Rights or Restricted Stock may be granted may be made available from either authorized and unissued shares or treasury shares. The 1999 Stock Incentive Plan will become effective only upon the affirmative vote of the holders of a majority of the outstanding Common Stock. Assuming such approval is received, the effective date of the 1999 Stock Incentive Plan will be October 25, 1999. Messrs. Cumming and Steinberg have indicated that they intend to vote all of the Common Stock beneficially owned by them in favor of approval of the 1999 Stock Incentive Plan.

           The 1999 Stock Incentive Plan will be administered by the Board of Directors or a committee of the Board (the "Committee") which has the authority, in its discretion and subject to the express provisions of the 1999 Stock Incentive Plan (including the provisions regarding automatic grants of Options to Directors of the Company), to determine, among other things, the persons to receive Options, Rights or Restricted Stock, the date of grant of such Options, Rights or Restricted Stock, the number of Shares covered by each grant, the purchase price of each Share subject to any Options or Rights, and the terms and provisions of the respective Options, Rights or Restricted Stock (which need not be identical). In determining the persons to whom Options, Rights or Restricted Stock are to be granted under the 1999 Stock Incentive Plan, the Committee will consider the grantee's length of service, the amount of such grantee's earnings and such grantee's responsibilities and duties. The Company will receive no monetary consideration for the granting of Options, Rights or Restricted Stock under the 1999 Stock Incentive Plan.

           Incentive Options may be granted only to salaried key employees of the Company or any subsidiary or parent corporation thereof now existing or hereafter formed or acquired. Non-Qualified Options, Rights and Restricted Stock may be granted to officers and key employees of the Company, as well as officers and key employees of any subsidiary, parent or affiliated corporation of the Company. Non-Qualified Options and Restricted Stock may be granted to the Directors of the Company. The aggregate number of Shares with respect to which Options, Rights and/or Restricted Stock may be granted under the 1999 Stock Incentive Plan to any one grantee in any one taxable year is 300,000. As described below, the 1999 Stock Incentive Plan provides for an automatic annual grant of Non-Qualified Options covering 1,000 Shares to Directors beginning on the date of the Annual Meeting of Stockholders of the Company to be held in 2000. In addition, each Director may be granted up to 10,000 Shares of Restricted Stock. Directors are also eligible to receive additional grants of Option, Rights, and/or Restricted Stock under the 1999 Stock Incentive Plan if they provide services to the Company in addition to their service as a member of the Board of Directors.

           Any Option granted under the 1999 Stock Incentive Plan may be exercised upon such terms and conditions as may be determined by the Committee, except that (i) no Incentive Option may be exercisable more than ten years after the date on which it is granted, and (ii) at the time of grant, the purchase price of Shares issuable upon exercise of an Incentive Option granted pursuant to the 1999 Stock Incentive Plan may not be less than 100% of the fair market value of such Shares on the date the Incentive Option is granted, as determined by the Committee in accordance with the 1999 Stock Incentive Plan. The Committee may set the purchase price of Shares issuable upon exercise of a Non-Qualified Option (or a Right issued in conjunction or in the alternative to such Option) at any price including a price that is less than the fair market value of such Shares on the date of grant of such Non-Qualified Option or Right. The Committee has the right to accelerate, in whole or in part, rights to exercise any Option granted under the 1999 Stock Incentive Plan. In the discretion of the Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or (iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto. The Committee may prescribe additional terms and conditions to Options and/or Rights, subject to the provisions and limitations contained in the 1999 Stock Incentive Plan.

           Commencing with the Annual Meeting of Stockholders of the Company to be held in 2000, each Director of the Company automatically will be granted a Non-Qualified Option to purchase 1,000 Shares in such person's capacity as a Director (a "Director Participant") each year on the date on which the Annual Meeting of Stockholders of the Company is held (taking account of any adjournments thereof). The purchase price of the Shares covered by the Non-Qualified Options issued to Director Participants shall be the fair market value of the Shares at the date of the grant. Non-Qualified Options granted to Director Participants may not be exercised for the twelve-month period immediately following the grant of such Non-Qualified Option. Thereafter, such Non-Qualified Option will be exercisable for a period ending five years from the date of grant of such Non-Qualified Option, subject to limitations or restrictions pursuant to the terms of the 1999 Stock Incentive Plan.

           The 1999 Stock Incentive Plan permits, in certain circumstances, the exercise of Options and Rights for a limited period following termination of employment due to death, retirement, disability or dismissal other than for cause.

           Options or Rights granted under the 1999 Stock Incentive Plan are non-transferable, except by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of such Option and/or Right by a participant solely to the participant's spouse, siblings, parents, children, grandchildren, or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Option and/or Right.

           The Committee has full discretion and authority to grant up to 250,000 Shares as Restricted Stock, subject to the provisions of the 1999 Stock Incentive Plan. Restricted Stock may not be awarded prior to January 1, 2000 or after December 31, 2000. The entire amount of Restricted Stock awarded to any grantee shall be issued on the date of award to that grantee. The aggregate number of Shares with respect to which Restricted Stock may be awarded under the 1999 Stock Incentive Plan to any Director Participant is 10,000 Shares.

           Shares of Restricted Stock will be subject to forfeiture upon the termination of the grantee's service to the Company for any reason other than death or disability, according to the following schedule:

                 Termination Prior To                Percentage Forfeited
                 --------------------                --------------------
           First anniversary of award date                  100%
           Second anniversary of award date                  50%
           Third anniversary of award date                   25%

           The Committee will have the ability to waive such forfeiture in its discretion. During the period when Restricted Stock is subject to forfeiture (the "Restricted Period"), the grantee will not be permitted to sell, transfer, pledge or assign the Restricted Stock. Stock certificates for Restricted Stock shall be issued upon the grant of the Restricted Stock and registered under the name of the grantee, but will be appropriately legended and returned to the Company by the grantee pending termination of the Restricted Period, together with a stock power executed in blank. The grantee will be entitled to vote shares of Restricted Stock and will be entitled to all dividends paid on such shares of Restricted Stock. However, any dividends paid in Common Stock will be subject to the restrictions applicable to the relevant Restricted Stock.

           Restricted Stock will also be subject to such other restrictions as the Committee shall determine at the time of grant.

           It is intended that the cash proceeds to be received by the Company from the exercise of an Option pursuant to the 1999 Stock Incentive Plan will be used by the Company for general corporate purposes.

           The 1999 Stock Incentive Plan may be amended from time to time by the Board of Directors, provided that no amendment will be made without the approval of the Stockholders that will increase the total number of Shares reserved for Options, Rights and Restricted Stock under the 1999 Stock Incentive Plan or the maximum number of Shares with respect to which Options, Rights and/or Restricted Stock may be granted under the 1999 Stock Incentive Plan to any one employee in any one taxable year (other than an increase resulting from an adjustment for changes in capitalization such as a stock dividend or stock split), or alter the class of eligible participants. The Board of Directors may at any time suspend or terminate the 1999 Stock Incentive Plan, provided that rights and obligations under any Option, Right or Restricted Stock granted while the 1999 Stock Incentive Plan is in effect may not be altered or impaired by suspension, termination or amendment of the 1999 Stock Incentive Plan, except upon the consent of the person to whom the Option, Right or Restricted Stock was granted.

           In the event of any change in the outstanding Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to the Stockholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the 1999 Stock Incentive Plan, the Committee shall adjust, in an equitable manner, the number and kind of Shares that may be issued under the 1999 Stock Incentive Plan, the number and kind of Shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the Common Shares and other value determinations applicable to outstanding Options and Rights.

           In the event of an "Extraordinary Event" with respect to the Company (including a change in control of the Company, a sale of all or substantially all of the assets of the Company, certain mergers or like business combinations, and any other extraordinary transaction that is determined by the Board of Directors to be appropriate and in the best interests of the Company and which by its terms precludes the existence of securities convertible into Shares), as described in the 1999 Stock Incentive Plan, all then outstanding Options and Rights that have not vested or become exercisable at the time of the Extraordinary Event will immediately become exercisable and all shares of Restricted Stock still subject to forfeiture will become free of such restrictions. The Committee, in its sole discretion, may determine that, upon the occurrence of an Extraordinary Event, each Option or Right then outstanding will terminate within a specified number of days after notice to the holder, and such holder will receive, with respect to each Share subject to such Option or Right, cash (or other property) in an amount not less than the excess of the fair market value of such Share (as determined in accordance with the 1999 Stock Incentive Plan) over the exercise price per Share of such Option or Right. The provisions contained in the preceding sentence will be inapplicable to an Option or Right granted within six (6) months before the occurrence of an Extraordinary Event if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder. Notwithstanding the foregoing, any of the events described above that the Board of Directors determines not to be an Extraordinary Event with respect to the Company shall not constitute an Extraordinary Event with respect to the Company.

           The 1999 Stock Incentive Plan contains provisions to protect the Company's significant tax loss carryforwards and to prevent the imposition and limitations on the Company's ability to use such losses under Section 382 of the Code. If, as a result of the grant of an Option or Right, the grantee (or any person) would become an owner (taking into account the attribution and indirect ownership rules under Section 382 of the Code) of 5% or more of the Company's "stock" (a "Five Percent Stockholder"), such grant shall only be effective to acquire the number of Shares (or, in the case of a Right, Shares and/or cash) of the Company as could be acquired without causing such person to become a Five Percent Stockholder. If the exercise of an Option or Right would cause the grantee (or any person) to become a Five Percent Stockholder as a result of the exercise of such Option or Right, such exercise shall be effective only for the number of Shares (or, in the case of a Right, Shares and/or cash) that such grantee could acquire without causing such person to become a Five Percent Stockholder, and the issuance of any Shares (or, in the case of a Right, any Shares and/or cash) in excess of such amount shall be null and void. Also, if the grant and/or vesting (whether by lapse or termination of the Restricted Period or the filing of an election under Section 83(b) of the Code (as discussed below)) of Restricted Stock would cause any person (whether the grantee or any other person) to become a Five Percent Stockholder, such grant shall only be effective for the number of shares of Restricted Stock that such grantee can acquire without causing such person to become a Five Percent Stockholder, and any grant in excess of such amount shall be void. The above limitations do not prevent the grant, exercise and/or vesting of an Option, Right or Share of Restricted Stock to or by any person that is a Five Percent Stockholder, such as Messrs. Cumming and Steinberg, prior to the time of such grant, exercise and/or vesting.

           Also, in order to protect the Company's significant tax loss carryforwards, the Shares issuable upon exercise of an Option or Right and Restricted Stock granted under the 1999 Stock Incentive Plan will be subject to certain transfer restrictions contained in the Company's Restated Certificate of Incorporation designed to regulate transfers to a person or group or persons who are or would become as a result of such transfer a Five Percent Stockholder. Transfers of Common Stock or other securities of the Company would generally be subject to such restrictions and may be restricted if, as a result of the transfer, any person or group of persons would become a Five Percent Stockholder or the ownership interest of any Five Percent Stockholder would be increased. The Board of Directors has the authority to exempt transfers from the operation of this restriction.

FEDERAL INCOME TAX CONSEQUENCES

           Incentive Options. Incentive Options granted under the 1999 Stock Incentive Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

           Under the Code, the grantee of an Incentive Option generally is not required to recognize income for purposes of the regular income tax, upon the receipt or exercise of the Incentive Option. For purposes of computing any alternative minimum tax liability, an employee who exercises an Incentive Option generally would be required to increase his or her "alternative minimum taxable income" by an amount equal to the excess of the fair market value of a Share at the time the Option is exercised over the exercise price, and, for alternative minimum tax purposes, must compute his or her tax basis in the acquired Share as if such Share had been acquired through the exercise of a Non-Qualified Option (as described below). The amount of any minimum tax liability attributable to the exercise of an Incentive Option generally will be allowed as a credit offsetting regular tax liability in subsequent years.

           If, subsequent to the exercise of an Incentive Option (whether paid for in cash or in shares), the optionee holds the Shares received upon exercise for a period that exceeds the longer of two years from the date of grant or one year from the date of transfer pursuant to the exercise of such Option (the "applicable holding period"), the difference (if any) between the amount realized from the sale of such Shares and the holder's tax basis in the Shares will be taxed as long-term capital gain or loss (provided that such Shares were held by the optionee as a capital asset). If the holder is subject to the alternative minimum tax in the year of disposition, his or her tax basis in the Shares will be determined, for alternative minimum tax purposes, as described in the preceding paragraph. If, however, an optionee does not hold the Shares so acquired for the applicable holding period, thereby making a "disqualifying disposition," the optionee would realize ordinary income in the year of the disqualifying disposition equal to the excess of the fair market value of the Shares at the date the Incentive Option was exercised over the exercise price, and the balance, if any, of income would be long-term capital gain, provided the holding period for the Shares exceeded one year and the optionee held the Shares as a capital asset at such time. If the disqualifying disposition is a sale or exchange that would permit loss to be recognized under the Code (were a loss in fact to be realized), and the sale proceeds are less than the fair market value of the Shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale.

           A deduction will not be allowed to the Company (or any parent or subsidiary corporation of the Company) for federal income tax purposes with respect to the grant or exercise of an Incentive Option, or with respect to the disposition (assuming satisfaction of the applicable holding period) of Shares acquired upon exercise of an Incentive Option. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to the Company (or its parent or subsidiary corporation if such corporation is the employer of the individual) in an amount equal to the ordinary income included by the optionee, provided that such amount constitutes an ordinary and necessary business expense to such corporation and is reasonable, and provided that the limitations of Sections 162(m) (as described below) and 280G of the Code (as described below) do not apply.

           Special rules apply to an employee who exercises an Incentive Option by delivering other shares of Common Stock owned by the individual, including Shares previously acquired pursuant to the exercise of an Incentive Option or a Non-Qualified Option.

           Non-Qualified Options and Stock Appreciation Rights. A Non-Qualified Option granted under the 1999 Incentive Stock Plan is one that is not intended to qualify as an incentive stock option under Section 422(b) of the Code. An individual who receives a Non-Qualified Option generally will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non-Qualified Option, an individual will be treated as having received ordinary income in an amount equal to the excess of (i) the fair market value of the Shares acquired pursuant to such exercise, determined at the time of exercise, over (ii) the exercise price for such Shares.

           An individual who receives a Right generally will not recognize any taxable income upon the grant of such Right. Generally, upon the receipt of cash or the transfer of Shares pursuant to the exercise of a Right, an individual will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the Shares received. In certain cases, a Right may be deemed for federal income tax purposes to have been exercised prior to actual exercise.

           As a result of Section 16(b) of the Exchange Act, the timing of income recognition for a holder upon exercise of a Non-Qualified Option or Right may be deferred in the case of any optionee who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company following the exercise of a Non-Qualified Option or Right. Absent a properly filed election pursuant to Section 83(b) of the Code (a "Section 83(b) election"), recognition of income by the individual will be deferred (the "Deferral Period") until the expiration of the period, if any, during which such individual would be subject to suit under Section 16(b) with respect to the sale of the Shares acquired upon such exercise, in which case the individual's income will equal the excess of the fair market value of the Shares at such time over the exercise price.

           The ordinary income recognized in the case of an employee (as opposed to an independent contractor or consultant) as a result of the exercise of a Non-Qualified Option or Right under the 1999 Stock Incentive Plan will be subject to both wage withholding and employment taxes. Among the methods provided in the 1999 Stock Incentive Plan to enable the Company (its parent or subsidiary) to satisfy its withholding tax obligation, the Company may permit the employee to (i) direct the Company (or its parent or subsidiary) to satisfy all or a portion of the withholding obligation through the withholding of Shares from those that would otherwise be issuable to the individual, or (ii) tender to the Company (or its parent or subsidiary) other shares of Common Stock owned by the individual, valued at their fair market value as of the date that the tax withholding obligation arises, with which to satisfy the withholding obligation. A deduction for federal income tax purposes will be allowed to the Company (or its parent or subsidiary if the services were provided to such corporation) in an amount equal to the ordinary income included by the individual, provided that such amount constitutes an ordinary and necessary business expense to such corporation, and the limitations of Sections 162(m) and 280G of the Code do not apply.

           Special rules apply to an individual who exercises a Non-Qualified Option or Right by delivering other shares of Common Stock owned by the individual, including Shares previously acquired pursuant to the exercise of an Incentive Option or a Non-Qualified Option. Additionally, this discussion assumes that (i) the exercise price with respect to a Non-Qualified Option or Right does not represent a substantial discount from the fair market value, as of the date of grant, of the Shares subject to such Option or Right and (ii) that, except for those restrictions arising as a result of Section 16(b) of the Exchange Act, any Shares issued under the Option or Right are unrestricted.

           Restricted Stock. Assuming that a grant of Restricted Stock is subject only to those restrictions discussed above, absent a Section 83(b) election, an individual will recognize ordinary income for federal income tax purposes (and the Company, or its parent or subsidiary, will take any corresponding deduction to which it may be entitled) at the end of the Restricted Period for such shares (or, if later, at the end of the Deferral Period) in an amount equal to fair market value of the Restricted Stock (on such date). Alternatively, an individual may make a Section 83(b) election to recognize ordinary income at the time the Restricted Stock is transferred to the individual pursuant to the grant equal to the fair market value (determined without regard to the transferability and forfeiture restrictions) of the Restricted Stock as of the date of transfer.

           The ordinary income recognized by an employee with respect to the receipt of Restricted Stock will be subject to both wage withholding and other employment taxes. Among the methods provided in the 1999 Stock Incentive Plan to enable the Company (its parent or subsidiary) to satisfy its withholding tax obligation, the Company may permit the employee to tender to the Company (or its parent or subsidiary) other shares of Common Stock owned by the individual, valued at their fair market value as of the date that the tax withholding obligation arises, with which to satisfy the withholding obligation.

           The Company (or its parent or subsidiary if the services were provided to such corporation) will receive a federal income tax deduction in an amount equal to the ordinary income included by the individual, provided that such amount constitutes an ordinary and necessary business expense and is reasonable, and provided that the limitations of Sections 162(m) and 280G of the Code do not apply.

           The tax treatment of distributions, if any, received by an individual with respect to Restricted Stock prior to expiration of the Restricted Period will vary depending upon several factors including whether a Section 83(b) election is made and the form of the distribution. Depending upon the circumstances, the tax consequences of distributions received with respect to Restricted Stock will vary from being treated as taxable as ordinary income, a return of capital or a tax-free stock dividend. Whether, and when, the Company (or its parent or subsidiary) is entitled to a deduction with respect to any distributions paid with respect to Restricted Stock will depend upon the required tax treatment of the distribution by the recipient thereof.

           Gift Tax. If the Committee permits an individual to transfer a Non-Qualified Option to a member or members of the individual's immediate family or to a trust for the benefit of these persons or other entity owned by these persons and the individual makes such transfer and the transfer constitutes a completed gift for gift tax purposes (which determination may depend on a variety of factors including whether the Non-Qualified Option or a portion thereof has vested) then such transfer will be subject to federal gift tax except, generally, to the extent protected by the individual's $10,000 per donee annual exclusion, by his or her lifetime unified credit or by the marital deduction. The amount of the individual's gift is the value of the Non-Qualified Option at the time of the gift. If the transfer of the Non-Qualified Option constitutes a completed gift and the individual retains no interest or power over the Non-Qualified Option after the transfer, the Non-Qualified Option generally will not be included in his or her gross estate for federal income tax purposes. The transfer of the Non-Qualified Option will not cause the transferee to recognize taxable income at the time of the transfer. If the transferee exercises the Non-Qualified Option while the transferor is alive, the transferor will recognize ordinary income as described above as if the transferor had exercised the Non-Qualified Option. If the transferee exercises the Non-Qualified Option after the death of the transferor, it is uncertain whether the transferor's estate or the transferee will recognize ordinary income for federal income tax purposes.

           Change in Control. As described above, upon an "Extraordinary Event" affecting the Company (as defined in the 1999 Stock Incentive Plan), all the then outstanding Options and Rights shall immediately become exercisable and all Shares of Restricted Stock still subject to restrictions will become free of the restrictions. In general, if the total amount of payments to certain individuals in the nature of compensation that are contingent upon a "change in control" of the Company (as defined in Section 280G of the Code) equals or exceeds three times the recipient's "base amount" (which is generally defined to mean the recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be nondeductible to the Company (or its parent or subsidiary) and the recipient would be subject to a 20% excise tax on such portion of the payments.

           Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an Option or Right or grant of Restricted Stock). One of these exceptions applies to certain performance-based compensation that has, among other things, been approved by stockholders in a separate vote. If the Company were to form a Committee that satisfies the requirements of Section 162(m) of the Code and Treasury Regulation 1.162-27(e)(3) to administer the 1999 Stock Incentive Plan, certain awards of Options and Rights under the 1999 Stock Incentive Plan may qualify for the performance-based compensation exception to Section 162(m) of the Code.

           REGULATION

           The 1999 Stock Incentive Plan is neither qualified under the provisions of Section 401(a) of the Code, nor subject to any of the provisions of ERISA.

          The Board of Directors recommends a vote FOR this proposal.


           RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

           The Board of Directors recommends that the Stockholders ratify the selection of PricewaterhouseCoopers LLP, certified public accountants, as independent auditors to audit the accounts of the Company and its subsidiaries for 1999. PricewaterhouseCoopers LLP are currently independent auditors for the Company.

           The Board of Directors recommends a vote FOR this proposal.

                                  ANNUAL REPORT

           A copy of the Company's 1998 Annual Report to Stockholders on Form 10-K, as amended (the "Annual Report"), is being furnished to Stockholders concurrently herewith. Exhibits to the Annual Report will be furnished to Stockholders upon payment of photocopying charges.

                            PROPOSALS BY STOCKHOLDERS

           Proposals that Stockholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 2000 Annual Meeting of Stockholders must be received by the Company at 1903 Wright Place, Suite 200, Carlsbad, California 92008, Attention of Corinne A. Maki, Secretary, no later than July 22, 2000. Any such proposal must be in accordance with the rules and regulations of the Securities and Exchange Commission. With respect to proposals submitted by a Stockholder other than for inclusion in the Company's 2000 Proxy Statement and related form of proxy, timely notice of any such proposal must be received by the Company in accordance with the By-Laws and the rules and regulations of the Company no later than July 22, 2000. Any proxies solicited by the Board of Directors for the 2000 Annual Meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

                                           By Order of the Board of Directors.


                                           CORINNE A. MAKI
                                           Secretary

                                                                         ANNEX A

















                               HOMEFED CORPORATION

                            1999 STOCK INCENTIVE PLAN







                                OCTOBER 25, 1999

                               HOMEFED CORPORATION
                            1999 STOCK INCENTIVE PLAN

I.       Purposes...................................................................A-1

II.      Amount of Stock Subject to the Plan........................................A-1

III.     Administration.............................................................A-2

IV.      Eligibility................................................................A-3

V.       Option Price and Payment...................................................A-4

VI.      Terms of Options and Limitations on the Right of Exercise..................A-4

VII.     Stock Appreciation Rights..................................................A-5

VIII.    Termination of Employment..................................................A-6

IX.      Exercise of Options........................................................A-8

X.       Stock Option Grants to Director Participants...............................A-8

XI.      Director Participant's Exercise of Options.................................A-8

XII.     Director Participant's Termination.........................................A-8

XIII.    Director Participant's Eligibility for Other Grants........................A-9

XIV.     Termination of Service to the Company of an Affiliated Participant.........A-9

XV.      Restricted Stock..........................................................A-10

XVI.     Use of Proceeds...........................................................A-11

XVII.    Non-Transferability of Options and Stock Appreciation Rights..............A-11

XVIII.   Adjustment Provisions; Effect of Certain Transactions.....................A-12

XIX.     Right to Terminate Employment.............................................A-13

XX.      Purchase for Investment...................................................A-13

XXI.     Issuance of Stock Certificates; Legends; Payment of Expenses..............A-13

XXII.    Withholding Taxes.........................................................A-14

XXIII.   Listing of Shares and Related Matters.....................................A-15

XXIV.    Foreign Laws..............................................................A-15

XXV.     Amendment of the Plan.....................................................A-15

XXVI.    Duration; Termination or Suspension of the Plan...........................A-15

XXVII.   Savings Provision.........................................................A-16

XXVIII.  Governing Law.............................................................A-16

XXIX.    Partial Invalidity........................................................A-16

XXX.     Effective Date............................................................A-16


                               HOMEFED CORPORATION
                            1999 STOCK INCENTIVE PLAN

I.         PURPOSES

HomeFed Corporation (the "Company") desires to afford its directors and certain of its officers, key employees and certain officers and key employees of any subsidiary corporation, parent corporation or affiliated corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company (collectively, "Eligible Persons") an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

The stock options ("Options"), stock appreciation rights ("Rights") and shares of the Company's stock ("Restricted Stock") offered pursuant to this 1999 Stock Incentive Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of such persons. The Company will receive no monetary consideration for the grant of any Options and/or Rights or the issuance of any Restricted Stock.

The Company, by means of the Plan, seeks to retain the services of persons now holding directorships and key positions and to secure and retain the services of persons capable of filling such positions. In addition, with respect to the grant of Restricted Stock only, the Company intends to reward Eligible Persons for their past service to the Company during the period from the Company's chapter 11 bankruptcy reorganization to the date of grant.

The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II.        AMOUNT OF STOCK SUBJECT TO THE PLAN

The total number of shares of Common Stock, par value $.01 per share (the "Shares"), of the Company that may be purchased pursuant to the exercise of Options granted under the Plan, acquired pursuant to the exercise of Rights granted under the Plan or issued as Restricted Stock under the Plan shall not exceed, in the aggregate, One Million (1,000,000) Shares. The total number of Shares that may be issued pursuant to Options and/or Rights shall not exceed Seven Hundred Fifty Thousand (750,000), such number to be subject to adjustment in accordance with Article XVIII of the Plan. The total number of Shares that may be awarded as Restricted Stock under the Plan shall not exceed, in the aggregate, Two Hundred Fifty Thousand (250,000), such number to be subject to adjustment in accordance with Article XVIII. Shares that are the subject of Rights and/or related Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Plan has been exceeded.

Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options and/or Rights granted under the Plan expire or terminate without having been exercised or shares of Restricted Stock awarded under the Plan are forfeited, the Shares covered by such expired or terminated Options or Rights or such forfeited shares of Restricted Stock may again be subject to an Option, Right or share of Restricted Stock under the Plan.

Except as provided in Articles IV, X through XIII, XXVI, and XXX hereof, the Committee (as defined in Article III) may, from time to time beginning on October 25, 1999 (the "Effective Date"), grant to certain officers and key employees and directors of the Company, or certain officers, key employees of any subsidiary corporation, parent corporation or affiliated corporation of the Company now existing or hereafter formed or acquired, Incentive Options, Non-Qualified Options, Rights and/or shares of Restricted Stock under the terms hereinafter set forth.

Provisions of the Plan that pertain to Options, Rights or Restricted Stock granted to an Eligible Person shall apply to Options, Rights, Restricted Stock or any combination thereof.

As used in the Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively. As used in this Plan, the term "affiliated corporation" shall mean any entity providing managerial, administrative, consulting or advisory services to the Company, or any parent corporation or subsidiary corporation of such affiliated corporation.

III.       ADMINISTRATION

The Plan will be administered by the Board of Directors of the Company or by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members that is comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Board of Directors of the Company administers the Plan rather than a committee of the Board of Directors, then all references to "Committee" in the Plan shall be deemed to mean a reference to the Board of Directors of the Company.

The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any benefits granted hereunder as it deems necessary or advisable. Subject to the express provisions of the Plan, including, without limitation, Articles X through XIII hereof, the Committee also shall have authority to construe the Plan and the Options, Rights or Restricted Stock granted thereunder, to amend the Options, Rights or Restricted Stock granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options, Rights and Restricted Stock (none of which need be identical) and to make all other determinations necessary or advisable for administering the Plan.

The Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option or Right, that the employee agree
(a) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option or Right for a period of six (6) months following the date of the acquisition of such Option or Right and (b) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary corporation or parent corporation thereof.

All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

IV.        ELIGIBILITY

Incentive Options may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided. Non-Qualified Options and Rights may be granted to officers or key employees of the Company or any subsidiary corporation, parent corporation or affiliated corporation; provided, however, that only those employees of an affiliated corporation who provide or have provided service to the Company and who are responsible for the continued growth of the Company are eligible to receive grants of Options or Rights under the Plan. Non-Qualified Options may be granted to directors of the Company (including former officers or key employees), solely in their capacity as directors ("Director Participants"), but only pursuant to and in accordance with the provisions of Articles X through XIII hereof. Restricted Stock may be awarded to persons now serving as directors of the Company or employed as officers or key employees of the Company or any subsidiary corporation, parent corporation or affiliated corporation; provided, however, that only those employees of an affiliated corporation who provide or have provided service to the Company and who are responsible for the continued growth of the Company are eligible to receive grants of Restricted Stock under the Plan.

The Plan does not create a right in any person to participate in the Plan, nor does it create a right in any person to have any Options, Rights or Restricted Stock granted to him or her.

The aggregate number of Shares with respect to which Options, Rights or shares of Restricted Stock may be granted under the Plan to any grantee in any one taxable year is 300,000.

Notwithstanding any other provision of this Plan, if the grant of an Option or Right would cause any person (whether the grantee or any other person) to become a "5 percent stockholder" of the Company within the meaning of Section 382 of the Code and the regulations promulgated thereunder as a result of the grant of the Option or Right to the grantee, such grant shall only be effective to acquire the number of Shares (or, in the case of a Right, Shares and/or cash) of the Company as could be acquired without causing such person to become a "5 percent stockholder," and if the exercise of an Option or Right would cause any person (whether the grantee or any other person) to become a "5 percent stockholder" of the Company as a result of the exercise of such Option or Right, such exercise shall be effective only for the number of Shares (or, in the case of a Right, Shares and/or cash) that such grantee can acquire without causing such person to become a "5 percent stockholder" and the issuance of any Shares (or, in the case of a Right, any Shares and/or cash) in excess of such amount shall be null and void. Furthermore, notwithstanding any other provision of this Plan, if the grant of (i) Restricted Stock, (ii) the lapse or termination of the Restricted Period and/or (iii) the filing by a grantee of an election under
Section 83(b) of the Code with respect to such Restricted Stock (hereinafter
(ii) and (iii) are referred to collectively, as "vesting") would cause any person (whether the grantee or any other person) to become a "5 percent stockholder" of the Company within the meaning of Section 382 of the Code and the regulations promulgated thereunder as a result of such grant and/or vesting of the Restricted Stock, such grant of Restricted Stock shall only be effective as to the number of shares of the Company as could be acquired without causing such person to become a "5 percent stockholder." Upon the (i) grant or exercise of an Option or Right or (ii) upon the grant or vesting of Restricted Stock, the Committee may, at the Committee's discretion, request that the grantee submit any appropriate certifications or affidavits to satisfy the Committee that such grant, exercise, and/or vesting will not cause any person to become a "5 percent stockholder" of the Company as a result of such grant, exercise, and/or vesting.

V.         OPTION PRICE AND PAYMENT

The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee may determine; provided, however, that the exercise price of an Incentive Option shall not be less than one hundred percent (100%) of the Fair Market Value (as defined below) of the Shares on the date the Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Option is granted. In determining the stock ownership of an employee for any purpose under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

Except as set forth in Article XVIII, for purposes of this Plan and any Options, Rights and/or Restricted Stock awarded hereunder, Fair Market Value shall be the closing price of the Shares on the date of calculation (or on the last preceding trading date if Shares were not traded on such date) if the Shares are readily tradable on a national securities exchange or other market system, and if the Shares are not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Shares of the Company.

Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option (a) in whole or in part, by delivering to the Company Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a Fair Market Value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such Shares, the Fair Market Value of the Shares so delivered to be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations, or (b) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Committee shall determine, at the time of grant, in its sole discretion; provided, however, that
(i) the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option and (ii) payment for Shares with a promissory note is permissible under applicable law. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.

VI.        TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date such

Incentive Option is granted. Notwithstanding anything herein to the contrary, Options may not be granted on or after the tenth anniversary of the Effective Date.

Each Option shall be subject to such additional terms and conditions as may from time to time be prescribed by the Committee (which terms and conditions may be subsequently waived by the Committee), subject to the limitations contained in the Plan. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

Except to the extent otherwise provided under the Code, to the extent that the aggregate Fair Market Value of stock for which Incentive Options (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) are exercisable for the first time by an employee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (a) the Fair Market Value of stock is determined as of the time the Option is granted and (b) the limitation will be applied by taking into account Options in the order in which they were granted.

In no event shall an Option granted hereunder be exercised for a fraction of a Share.

A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired Shares in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired Shares.

VII.       STOCK APPRECIATION RIGHTS

In the discretion of the Committee, a Right may be granted (a) alone, (b) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or (c) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

The exercise price of a Right granted alone shall be determined by the Committee but shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the Fair Market Value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of the Fair Market Value, on the day of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (b) the number of Shares for which such Right shall be exercised; provided, however, that the Committee, in its discretion, may impose a maximum limitation on the amount of cash, the Fair Market Value of Shares, or a combination thereof, which may be received by a holder upon exercise of a Right.

Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request.

If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.

A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right during the first six (6) months of its term; provided, however, that such prohibition shall not apply if the holder of such Right is not subject to the reporting requirements of Section 16(a) of the Exchange Act.

For all purposes of this Article VII, the fair market value of Shares shall be determined in accordance with the principles set forth in Article V hereof.

VIII.      TERMINATION OF EMPLOYMENT

Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations of the Company, any Option or Right previously granted to the employee, unless otherwise specified by the Committee in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

(a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the employee, may, not later than one
(1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

(b) if the employment of any employee to whom such Option or Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right, as specified therein.

If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof.

If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

For the purposes of the Plan, the term "for cause" shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company;
(ii) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company, or (iv) the continuing failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee by the Committee.

For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option or Right, such individual shall not be entitled to exercise such Option or Right during such period and while the employment is treated as continuing intact unless (a) such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation or (b) such exercise is otherwise authorized by the Committee. .

A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company, (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company, or (iii) the transfer of an employee from employment by the Company or any subsidiary corporation or parent corporation of the Company to employment by any affiliated corporation, provided that such employee continues to provide services to the Company.

In the event of the complete liquidation or dissolution of a subsidiary corporation, or if ownership of 50% or more of such corporation ceases to be held by the Company or another subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by such subsidiary corporation will be deemed cancelled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option or Right is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options, and, subject to Article IV, such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VI) during the thirty
(30) day period following notice of such cancellation.

IX.        EXERCISE OF OPTIONS

Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price. Subject to the terms of Articles XX through XXIII hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

X.         STOCK OPTION GRANTS TO DIRECTOR PARTICIPANTS

Subject to the terms and conditions of Articles X through XIII hereof, commencing with the Annual Meeting of Stockholders of the Company to be held in 2000, each Director Participant shall automatically be granted a grant of Non-Qualified Option to purchase 1,000 Shares on the date on which the Annual Meeting of Stockholders of the Company (including any adjournments thereof) is held in each year. The purchase price of the Shares covered by the Non-Qualified Options granted pursuant to this Article X shall be the Fair Market Value of such Shares on the date of grant.

XI.        DIRECTOR PARTICIPANT'S EXERCISE OF OPTIONS

A Non-Qualified Option granted to any Director Participant of the Company shall not be exercisable for the twelve-month period immediately following the grant of such Non-Qualified Option. Thereafter, the Non-Qualified Option shall be exercisable for the period ending five years from the date of grant of such Non-Qualified Option, except to the extent such exercise is further limited or restricted pursuant to the provisions hereof.

If, in any year of the Non-Qualified Option, such Non-Qualified Option shall not be exercised for the total number of Shares available for purchase during that year, the Non-Qualified Option shall not thereby terminate as to such unexercised portion, but shall be cumulative. As used herein, the term "year of the Non-Qualified Option" shall mean a one (1) year period commencing with the date of, or the anniversary of the date of, the granting of such Non-Qualified Option.

XII.       DIRECTOR PARTICIPANT'S TERMINATION

If a Director Participant's service as a director of the Company is terminated, any Non-Qualified Option previously granted to such Director Participant shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

(a) if a Director Participant holding an outstanding Non-Qualified Option dies, such Non-Qualified Option shall, to the extent not theretofore exercised, remain exercisable for one (1) year after such Director Participant's death, by such Director Participant's legatee, distributee, guardian or legal or personal representative; and

(b) if the service of a Director Participant to whom such Non-Qualified Option shall have been granted shall terminate by reason of (i) such Director Participant's disability (as described in Section 22(e)(3) of the Code), (ii) voluntary retirement from service as a director of the Company, or (iii) failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, while such Director Participant is entitled to exercise such Non-Qualified Option as herein provided, such Director Participant shall have the right to exercise such Non-Qualified Option so granted in respect of any or all of such number of Shares subject to such Non-Qualified Option at any time up to and including (X) three (3) months after the date of such termination of service in the case of termination by reason of voluntary retirement or failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (1) fraud or intentional misrepresentation, or (2) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, and (Y) one
(1) year after the date of termination of service in the case of termination by reason of disability; and

(c) if the Director Participant shall die during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) above and at a time when such Director Participant was entitled to exercise a Non-Qualified Option as herein provided, the legal representative of such Director Participant, or such person who acquired such Non-Qualified Option by bequest or inheritance or by reason of the death of the Director Participant may, not later than one (1) year from the date of death, exercise such Non-Qualified Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares subject to such Non-Qualified Option.

In no event, however, shall a Director Participant be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

XIII.       DIRECTOR PARTICIPANT'S ELIGIBILITY FOR OTHER GRANTS

Any Director Participant eligible to receive an Option pursuant to Article X hereof shall also be eligible to receive any other grant or award under any other Article of this Plan.

XIV.       TERMINATION OF SERVICE TO THE COMPANY OF AN AFFILIATED PARTICIPANT

If an Affiliated Participant's service to the Company is terminated, any Non-Qualified Option and/or Right previously granted to such Affiliated Participant, unless otherwise specified by the Committee, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however that:

(a) if the Affiliated Participant shall die while in the service of the Company, any parent corporation, subsidiary corporation or affiliated corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such Affiliated Participant was entitled to exercise an Option or Right as herein provided, the legal representative of such Affiliated Participant, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the Affiliated Participant, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

(b) if the service of any Affiliated Participant to whom such Option or Right shall have been granted shall terminate by reason of the Affiliated Participant's retirement (at such age or upon such conditions as shall be specified by his or her Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such Affiliated Participant is entitled to exercise such Option or Right as herein provided, such Affiliated Participant shall have the right to exercise such Option or Right so granted in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right, as specified therein.

If an Affiliated Participant voluntarily terminates his or her service to the Company and all parent corporations, subsidiary corporations and affiliated corporations or such service is terminated for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof.

If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any Affiliated Participant or former Affiliated Participant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

For the purposes of the Plan, the term "for cause" shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of an affiliated corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by such an affiliated corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an Affiliated Participant of an act that causes or may cause substantial damage to the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company; (ii) the commission by an Affiliated Participant of an act of fraud in the performance of such Affiliated Participant's duties on behalf of the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company; (iii) conviction of the Affiliated Participant for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company, or (iv) the continuing failure of an Affiliated Participant to perform the duties of such Affiliated Participant to the Company or a subsidiary corporation, parent corporation or affiliated corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the Affiliated Participant by the Committee.

For purposes of the Plan, an "Affiliated Participant" is a grantee who is neither an "employee" of the Company or any subsidiary corporation or parent corporation of the Company for purposes of the Plan nor a director of the Company.

A termination of services shall not be deemed to have occurred by reason of the transfer of an Affiliated Person from employment by an affiliated company to employment by the Company or any subsidiary or parent corporation of the Company.

XV.        RESTRICTED STOCK

Subject to the express provisions of the Plan, the Committee shall determine to whom Restricted Stock shall be granted, the number of Shares subject to each grant of Restricted Stock and the date of any grant of Restricted Stock. All awards of Restricted Stock shall be made between January 1, 2000 and December 31, 2000. Upon the grant of Restricted Stock, the entire amount of Restricted Stock granted to an Eligible Person shall be issued on the date of grant. Notwithstanding any other provision of the Plan, the aggregate number of Shares with respect to which Restricted Stock may be granted under the Plan to any Director Participant of the Company shall not exceed Ten Thousand (10,000).

Shares of Restricted Stock shall be forfeited and revert to the Company upon the grantee's termination of service to the Company determined in accordance with the provisions of Articles VIII, XII, and XIV of the Plan shall for any reason other than death or permanent disability, according to the following schedule:


       Termination Prior To                       Percentage Forfeited
       --------------------                       --------------------
 First anniversary of award date                         100%
 Second anniversary of award date                         50%
 Third anniversary of award date                          25%

Shares of Restricted Stock shall not be forfeited as a result of the grantee's death or his or her termination of service to the Company by reason of permanent disability, as determined by the Committee. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. The Committee shall have the authority to waive forfeiture for any other reason in its discretion.

The period during which any Restricted Stock is subject to forfeiture is the "Restricted Period" with respect to such shares of Restricted Stock. During the Restricted Period, the grantee shall not be permitted to sell, transfer, pledge or assign the shares of Restricted Stock. Stock certificates for Restricted Stock shall be issued upon grant of the Restricted Stock and registered in the name of the grantee, but shall be appropriately legended and returned to the Company by the grantee, together with a stock power, endorsed in blank by the grantee. The grantee shall be entitled to vote shares of Restricted Stock and shall be entitled to all dividends paid thereon, except that dividends paid in the Company's stock shall also be subject to the same restrictions.

Restricted Stock shall become free of the foregoing restrictions upon the expiration of the Restricted Period (or otherwise in accordance with the terms of the Plan) and the Company shall deliver new certificates with the restrictive legend deleted evidencing such stock.

Restricted Stock will also be subject to such other restrictions as the Committee shall determine at the time of the grant.

XVI.       USE OF PROCEEDS

The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

XVII.      NON-TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except to the extent provided above, Options and Rights may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, at the discretion of the Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of such Option and/or Right by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Option and/or Right.

XVIII.     ADJUSTMENT PROVISIONS; EFFECT OF CERTAIN TRANSACTIONS

(a) If there shall be any change in the Shares of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to Stockholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the Shares and other value determinations applicable to outstanding Options and Rights. Appropriate adjustments may also be made by the Committee in the terms of any Options and Rights under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Options and Rights on an equitable basis. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Options and Rights in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Subject to the provisions of Article IV, but notwithstanding any other provision of this Plan, if there is an Extraordinary Event with respect to the Company, all then outstanding Options and Rights that have not vested or become exercisable at the time of such Extraordinary Event shall immediately vest and become exercisable and all restrictions on outstanding Restricted Stock shall immediately terminate. For purposes of this Article XVIII(b), an "Extraordinary Event" with respect to the Company shall be deemed to have occurred upon any of the following events:

           (i) A change in control of the direction and administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A (or any successor rule or regulation) of Regulation 14A promulgated under the Exchange Act whether or not the Company is then subject to such reporting requirement; or

           (ii) The Company's Board of Directors shall approve a sale of all or substantially all of the assets of the Company, a partial liquidation of the Company under Section 302(b)(4) of the Code or other extraordinary corporate contraction or distribution or other extraordinary transaction that is determined by the Board of Directors to be appropriate and in the best interests of the Company and which by its terms precludes the existence of Company securities convertible into Shares; or

           (iii) The Company's Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Article XVIII(b)(i) or (ii) above.

Notwithstanding the foregoing, (A) any spin-off of a division or subsidiary of the Company to its stockholders and (B) any event listed in (i) through (iii) above that the Board of Directors determines not to be an Extraordinary Event with respect to the Company, shall not constitute an Extraordinary Event with respect to the Company.

The Committee, in its discretion, may determine that, upon the occurrence of an Extraordinary Event with respect to the Company, each Option and Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and, subject to the provisions of Article IV, such holder shall receive with respect to each Share that is subject to an Option or a Right (assuming no exercise) an amount equal to the excess of the "fair market value" of such Share over the exercise price per share of such Option or Right (as the case may be); such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction, if any) or in a combination thereof, as the Committee, in its discretion, shall determine. For purposes of this provision, the "fair market value" of the Shares shall be determined by the Board of Directors in good faith and shall be not less than the Fair

Market Value determined in accordance with Article V as of the date of the occurrence of the Extraordinary Event. The provisions contained in the preceding sentence shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of an Extraordinary Event if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

XIX.       RIGHT TO TERMINATE EMPLOYMENT

The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation or affiliated corporation thereof to continue the employment or directorship of any holder of an Option, Right or Restricted Stock and it shall not impose any obligation on the part of any holder of an Option, Right or Restricted Stock to remain in the employ of the Company or of any subsidiary corporation or parent corporation or affiliated corporation thereof. Termination of service of a Director Participant shall be governed by the provisions of Article XII hereof and termination of service of an Affiliated Participant shall be governed by the provisions of Article XIV hereof.

XX.        PURCHASE FOR INVESTMENT

Except as hereinafter provided, the Committee may require the holder of any Option, Right or Restricted Stock granted hereunder, as a condition of exercise of such Option or Right or grant of Restricted Stock, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which such holder represents and warrants that such holder is acquiring the shares of Restricted Stock or purchasing or acquiring the Shares pursuant to any Option or Right for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any Shares acquired under the Plan shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (x) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (y) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities
Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

Nothing herein shall be construed as requiring the Company to register Shares subject to any Option, Right or Restricted Stock under the Securities Act. In addition, if at any time the Committee shall determine that the listing or qualification of the Shares subject to such Option, Right or Restricted Stock on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option or Right, or the issuance of Shares thereunder, such Option or Right may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

XXI.       ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person. Any shares of Restricted Stock shall be issued in the name of the grantee and shall bear a legend indicating that it is subject to the restrictions contained in the Plan, in addition to any other legends or instructions that the Committee shall deem appropriate.

The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Committee, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or
(c) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares to the grantee, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

XXII.      WITHHOLDING TAXES

All benefits granted pursuant to this Stock Incentive Plan shall be net of any amounts required to be withheld pursuant to any government withholding requirements. The Company may require a holder of a Right or Non-Qualified Option granted hereunder who exercises the Right or Non-Qualified Option, or a holder of an Incentive Option who disposes of Shares acquired pursuant to the exercise of the Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the Company (or its parent or subsidiary) for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. The Company may require an individual receiving a grant of Restricted Stock to reimburse the Company (or its parent or subsidiary) for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the grant or vesting of such Restricted Stock. In lieu any of the above, the Company (or its parent or subsidiary) shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation upon such terms and conditions as the Committee shall prescribe. The Company may, in its discretion, hold the stock certificate to which such individual is entitled upon the exercise of an Option or the grant or vesting of Restricted Stock as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company (or its parent or subsidiary) becomes subject to a withholding obligation under applicable law with respect to the exercise of a Right or Non-Qualified Option or the grant or vesting of Restricted Stock (the "Tax Date"), except as set forth below, a holder of a Right, Non-Qualified Option or of Restricted Stock may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing the Company (or its parent or subsidiary), in the case of a Right or Non-Qualified Option, to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering, in the case of a Right, Non-Qualified Option or Restricted Stock, Shares previously issued pursuant to the exercise of an Option or Right or other Shares owned by the holder or (c) combining, in the case of a Right or Non-Qualified Option, any or all of the foregoing options in any fashion. Once made, an Election shall be irrevocable. The withheld Shares and other Shares tendered in payment should be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, the Company shall be authorized to effect any such withholding upon exercise of a Non-Qualified Option or Right by retention of Shares issuable upon such exercise having a Fair Market Value at the date of exercise which is equal to the amount to be withheld; provided, however, that the Company shall not be authorized to effect such withholding without the prior written consent of the employee if such withholding would subject such employee to liability under Section 16(b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to employees subject to the reporting requirements of Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission") under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

XXIII.     LISTING OF SHARES AND RELATED MATTERS

The Board of Directors may delay any issuance or delivery of Shares if it determines that listing, registration or qualification of Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XXIV.      FOREIGN LAWS

The Committee may grant Options, Rights and Restricted Stock to individual participants who are subject to the tax laws of nations other than the United States, which Options, Rights and Restricted Stock may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Options, Rights and Restricted Stock by the appropriate foreign governmental entity; provided, however, that no such Options, Rights or Restricted Stock may be granted pursuant to this Article XXIV and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

XXV.       AMENDMENT OF THE PLAN

The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will increase the total number of Shares reserved for Options, Rights and Restricted Stock under the Plan or the maximum number of Shares with respect to which Options, Rights and/or Restricted Stock may be granted under the Plan to any one employee in any one taxable year (other than an increase resulting from an adjustment provided for in Article XVIII hereof) or to alter the class of eligible participants in the Plan. The Committee shall be authorized to amend the Plan and the Options granted hereunder to permit the Incentive Options granted hereunder to continue to qualify as incentive stock options within the meaning of Section 422 of the Code and the Treasury Regulations promulgated thereunder. Except to the extent and in the circumstances expressly permitted under Article XVIII, the rights and obligations under any Option, Right or Restricted Stock granted before amendment of the Plan or any unexercised portion of such Option, Right or Restricted Stock shall not be adversely affected by amendment of the Plan or the Option, Right or terms of Restricted Stock without the consent of the holder of such Option, Right or Restricted Stock.

XXVI.      DURATION; TERMINATION OR SUSPENSION OF THE PLAN

The Plan shall continue indefinitely until terminated by the Board of Directors or terminated pursuant to Article XXX. The Board of Directors may at any time suspend or terminate the Plan. Options, Rights and Restricted Stock may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option, Right or Restricted Stock granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option, Right or Restricted was granted. The power of the Committee to construe and administer any Options, Rights or Restricted Stock granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XXVII.     SAVINGS PROVISION

With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

XXVIII.    GOVERNING LAW

The Plan, such Options, Rights and Restricted Stock as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

XXIX.      PARTIAL INVALIDITY

The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXX.       EFFECTIVE DATE

The Plan shall become effective at 9:00 a.m., New York City time, on the Effective Date; provided, however, that if the Plan is not approved by a vote of the Stockholders of the Company at an Annual Meeting or any special meeting or by unanimous written consent within twelve (12) months after the Effective Date, the Plan and any Options, Rights or Restricted Stock granted thereunder shall terminate.

                                      PROXY

                               HOMEFED CORPORATION

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 14, 1999 AT 2:00 P.M.

           The undersigned stockholder of HomeFed Corporation (the "Company") hereby appoints Paul J. Borden and Erin Ruhe and each of them, as attorneys and proxies (the "Proxies"), each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at Grand Pacific Palisades Resort and Hotel, 5805 Armada Drive, Carlsbad, California 92008, Ballroom A, on December 14, 1999 at 2:00 p.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

           Receipt of the Notice of Annual Meeting of Stockholders, dated November 19, 1999, the Proxy Statement furnished therewith, and a copy of the Annual Report to Stockholders for the year ended December 31, 1998 is hereby acknowledged.

           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND PURSUANT TO ITEM 4.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

ITEM 1. Election of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.

FOR all nominees listed                      WITHHOLD AUTHORITY to vote for all
(except as marked to the contrary hereon).   nominees listed.

                 [  ]                                      [  ]

NOMINEES: PATRICK D. BIENVENUE, PAUL
J. BORDEN, TIMOTHY CONSIDINE, IAN M.
CUMMING, MICHAEL A. LOBATZ AND
JOSEPH S. STEINBERG. (Instructions:
To withhold authority to vote for
any individual nominee write that
nominee's name in the space provided
below.)

------------------------------

ITEM 2.  Approval of the 1999 Stock Incentive Plan.

      FOR              AGAINST             ABSTAIN

      [ ]                [ ]                 [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH APPROVAL.

ITEM 3. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 1999.

      FOR              AGAINST             ABSTAIN

      [ ]                [ ]                 [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH RATIFICATION.

ITEM 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournment thereof.

P
                                              DATED:                   , 1999
                                                     -------------------
R
                                            -----------------------------------
O                                                      (SIGNATURE)

X                                           -----------------------------------
                                                (SIGNATURE IF HELD JOINTLY)
Y

                                            THE SIGNATURE SHOULD AGREE WITH THE
                                            NAME ON YOUR STOCK CERTIFICATE. IF
                                            ACTING AS ATTORNEY, EXECUTOR,
                                            ADMINISTRATOR, TRUSTEE, GUARDIAN,
                                            ETC., YOU SHOULD SO INDICATE WHEN
                                            SIGNING. IF THE SIGNER IS A
                                            CORPORATION, PLEASE SIGN THE FULL
                                            CORPORATE NAME BY DULY AUTHORIZED
                                            OFFICER. IF SHARES ARE HELD JOINTLY,
                                            EACH STOCKHOLDER SHOULD SIGN.






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